HUGHES SUPPLY, INC.                                                 EXHIBIT 99.1
LOCATION OF FACILITIES
AS OF MARCH 31, 1999



                                                                       NUMBER OF
STATE/TERRITORY/COUNTRY            CITY                                BRANCHES
--------------------------------------------------------------------------------

ALABAMA                            Anniston                                2
                                   Birmingham                              4
                                   Cullman                                 1
                                   Dothan                                  2
                                   Homewood                                1
                                   Huntsville                              4
                                   Mobile                                  3
                                   Montgomery                              3
                                   Pelham                                  1
                                   Prichard                                2
                                                                         ---
                                                                          23

ARIZONA                            Cottonwood                              1
                                   Flagstaff                               1
                                   Gilbert                                 1
                                   Kingman                                 1
                                   Lake Havasu                             1
                                   Lakeside                                1
                                   Phoenix                                 1
                                   Prescott                                1
                                   Scottsdale                              1
                                   Tucson                                  1
                                                                         ---
                                                                          10

ARKANSAS                           North Little Rock                       1
                                   Tontitown                               1
                                                                         ---
                                                                           2

CALIFORNIA                         Artesia                                 1
                                                                         ---
                                                                           1

COLORADO                           Avon                                    1
                                   Denver                                  3
                                   Englewood                               1
                                   Ft. Collins                             1
                                   Longmont                                1
                                                                         ---
                                                                           7

FLORIDA                            Auburndale                              1
                                   Bradenton                               1
                                   Bunnell                                 1
                                   Cape Coral                              2
                                   Clearwater                              3
                                   Clermont                                1
                                   Daytona                                 1
                                   Eaton Park                              2
                                   Ft. Lauderdale                          2
                                   Ft. Myers                               3
                                   Ft. Pierce                              1
                                   Gainesville                             3
                                   Holly Hill                              1
                                   Inverness                               1
                                   Jacksonville                            7
                                   Kissimmee                               1
                                   Lady Lake                               1
                                   Lakeland                                4
                                   Leesburg                                1
                                   Longwood                                1
                                   Marianna                                1
                                   Melbourne                               1
                                   Miami                                   4
                                   Mulberry                                1
                                   Naples                                  1
                                   Ocala                                   4
                                   Orange City                             1
                                   Orlando                                 9
                                   Orlando (Distribution Center)           1
                                   Panama City                             3
                                   Pembroke Park                           1
                                   Pensacola                               1
                                   Perry                                   1
                                   Pompano Beach                           4
                                   Port Richey                             1
                                   Riviera Beach                           1
                                   Port St. Lucie                          1
                                   St. Augustine                           1
                                   St. Petersburg                          1
                                   Sarasota                                3
                                   Sebring                                 1
                                   Tallahassee                             5
                                   Tampa                                   6
                                   Tavares                                 1
                                   Thonotosassa                            2
                                   Venice                                  1
                                   West Melbourne                          1
                                   West Palm Beach                         4
                                   Winter Haven                            2
                                   Winter Park                             1
                                                                         ---
                                                                         103

GEORGIA                            Albany                                  1
                                   Alpharetta                              1
                                   Athens                                  3
                                   Atlanta                                 3
                                   Augusta                                 1
                                   Austell                                 1
                                   Brunswick                               1
                                   Buford                                  1
                                   Columbus                                3
                                   Conyers                                 2
                                   Doraville                               3
                                   Forest Park (Distribution Center)       1
                                   Garden City                             1
                                   Hampton                                 1
                                   Lawrenceville                           1
                                   Lithonia                                1
                                   Macon                                   5
                                   Marietta                                2
                                   Martinez                                1
                                   McDonough                               1
                                   Norcross                                3
                                   Oakwood                                 1
                                   Savannah                                3
                                   Thomasville                             1
                                   Tifton                                  2
                                   Tucker                                  1
                                   Valdosta                                2
                                   Woodstock                               1
                                                                         ---
                                                                          48

ILLINOIS                           Decatur                                 1
                                   Mattoon                                 2
                                   Romeoville                              1
                                                                         ---
                                                                           4

INDIANA                            Fort Wayne                              1
                                   Indianapolis                            3
                                   Muncie                                  1
                                   Whitestown                              1
                                                                         ---
                                                                           6

KANSAS                             Garden City                             1
                                   Hutchinson                              1
                                   Wichita                                 1
                                                                         ---
                                                                           3

KENTUCKY                           Bowling Green                           1
                                   Glasgow                                 1
                                   Louisville                              4
                                                                         ---
                                                                           6

LOUISIANA                          Baton Rouge                             1
                                   Gonzales                                1
                                   Kenner                                  1
                                   Luling                                  1
                                   Port Allen                              1
                                   Sulphur                                 1
                                                                         ---
                                                                           6

MARYLAND                           Aberdeen                                1
                                   Capitol Heights                         1
                                   Finksburg                               1
                                   Salisbury                               1
                                   Waldorf                                 2
                                                                         ---
                                                                           6

MEXICO                             Tampico                                 2
                                                                         ---
                                                                           2

MICHIGAN                           Detroit                                 1
                                   Holt                                    1
                                   Romulus                                 1
                                                                         ---
                                                                           3

MISSISSIPPI                        D'Iberville                             1
                                   Greenville                              1
                                   Greenwood                               1
                                   Gulfport                                1
                                   Hattiesburg                             1
                                   Jackson                                 1
                                   Laurel                                  1
                                   Meridian                                1
                                   Pascagoula                              1
                                   Tupelo                                  1
                                                                         ---
                                                                          10

MISSOURI                           Arnold                                  1
                                   Bridgeton                               1
                                   Springfield                             1
                                   St. Charles                             1
                                   Wentzville                              1
                                                                         ---
                                                                           5

NEW JERSEY                         Blackwood                               1
                                   Hopelawn                                1
                                   Piscataway                              1
                                                                         ---
                                                                           3

NEW YORK                           Vestal                                  1
                                                                         ---
                                                                           1

NORTH CAROLINA                     Albemarle                               1
                                   Asheville                               1
                                   Charlotte                              10
                                   Concord                                 2
                                   Durham                                  1
                                   Elizabeth City                          1
                                   Fayetteville                            1
                                   Goldsboro                               1
                                   Greensboro                              1
                                   Henderson                               1
                                   Hickory                                 1
                                   High Point                              1
                                   Kinston                                 1
                                   Leland                                  1
                                   Monroe                                  2
                                   Pinehurst                               1
                                   Pineville                               1
                                   Raleigh                                 5
                                   Rocky Mount                             2
                                   Salisbury                               1
                                   Statesville                             1
                                   Wilmington                              2
                                   Zebulon                                 1
                                                                         ---
                                                                          40

OHIO                               Batavia                                 1
                                   Brimfield                               1
                                   Cincinnati                              1
                                   Cleveland                               1
                                   Columbus                                3
                                   Dayton                                  2
                                   Elyria                                  1
                                   Fairfield                               1
                                   Greenville                              1
                                   Hartville                               1
                                   Lima                                    1
                                   Marion                                  1
                                   Monroe                                  1
                                   Perrysburg                              1
                                   Solon                                   1
                                   Van Wert                                1
                                   West Chester                            1
                                                                         ---
                                                                          20

OKLAHOMA                           Oklahoma City                           1
                                   Tulsa                                   2
                                                                         ---
                                                                           3

PENNSYLVANIA                       Bedford                                 1
                                   Monroeville                             1
                                   Shippenville                            1
                                                                         ---
                                                                           3

PUERTO RICO                        Carolina                                1
                                                                         ---
                                                                           1

SOUTH CAROLINA                     Aiken                                   1
                                   Anderson                                1
                                   Bluffton                                2
                                   Charleston                              3
                                   Cheraw                                  1
                                   Columbia                                2
                                   Florence                                1
                                   Greenville                              3
                                   Greer                                   2
                                   Hilton Head                             1
                                   Johns Island                            1
                                   Lancaster                               1
                                   Myrtle Beach                            1
                                   North Charleston                        2
                                   Roebuck                                 1
                                   West Columbia                           2
                                                                         ---
                                                                          25

TENNESSEE                          Alcoa                                   1
                                   Chattanooga                             2
                                   Clarksville                             1
                                   Cookeville                              1
                                   Jackson                                 1
                                   Knoxville                               2
                                   Memphis                                 4
                                   Nashville                               6
                                                                         ---
                                                                          18

TEXAS                              Allen                                   1
                                   Alvarado                                1
                                   Austin                                  6
                                   Beaumont                                2
                                   Boerne                                  1
                                   Brenham                                 1
                                   College Station                         1
                                   Conroe                                  1
                                   Corpus Christi                          4
                                   Dallas                                  4
                                   Denton                                  1
                                   DeSoto                                  1
                                   Fort Worth                              1
                                   Freeport                                1
                                   Friendswood                             1
                                   Grand Praire                            1
                                   Grapevine                               1
                                   Haltom City                             2
                                   Harlingen                               1
                                   Helotes                                 1
                                   Houston                                15
                                   Kerrville                               1
                                   La Porte                                1
                                   Laredo                                  1
                                   Longview                                3
                                   Lufkin                                  1
                                   McAllen                                 1
                                   Mesquite                                1
                                   Mt. Pleasant                            1
                                   Pharr                                   1
                                   Prosper                                 1
                                   Richardson                              1
                                   Richland Hills                          1
                                   Round Rock                              1
                                   San Antonio                             9
                                   Seguin                                  1
                                   Sherman                                 2
                                   Southlake                               1
                                   Texas City                              1
                                                                         ---
                                                                          77

UTAH                               Salt Lake City                          1
                                                                         ---
                                                                           1

VIRGINIA                           Arlington                               1
                                   Colonial Heights                        1
                                   Herndon                                 1
                                   La Crosse                               1
                                   Lynchburg                               1
                                   Manassas Park                           1
                                   Norfolk                                 1
                                   Richmond                                2
                                   Roanoke                                 1
                                   Virginia Beach                          1
                                                                         ---
                                                                          11

WASHINGTON                         Tukwila                                 1
                                                                         ---
                                                                           1

WEST VIRGINIA                      Alum Creek                              1
                                   Fairmont                                1
                                   Martinsburg                             1
                                   South Charleston                        1
                                                                         ---
                                                                           4

                                                                         ---
TOTAL BRANCHES                                                           453
                                                                         ===